UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte
International Value Advisers, LLC
717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1593
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: March 31, 2014

Item 1. Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Semi-Annual Report
March 31, 2014

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
7	Management’s Discussion of Fund Performance
IVA Worldwide Fund
10	Performance
11	Portfolio Composition
12	Schedule of Investments
IVA International Fund
22	Performance
23	Portfolio Composition
24	Schedule of Investments
32	Statements of Assets and Liabilities
33	Statements of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
41	Notes to Financial Statements
50	Trustees and Officers
52	Additional Information
53	Fund Expenses

1

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we attempt to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World Ex-U.S. Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

2

Letter from the President	IVA Funds

Dear Shareholder,

Your two mutual funds, the IVA Worldwide and the IVA International Fund (“the Funds”), recently completed the first six months of their sixth year of operation.

Since the launch of the Funds, we added additional depth and experience to the investment team, including trading, and all other areas of IVA. We enhanced technology platforms, increased the size of our office space and cultivated a wonderful spirit internally that support the Funds and our clients.

That said, and the accomplishments aside, we remain in the business of managing other people’s money (although almost everyone at IVA is also a shareholder of the Funds) and along those lines we remain very satisfied with the work done since our inception by our two portfolio managers, Charles de Vaulx and Chuck de Lardemelle.

While the performance of global equity markets has largely continued upward to new highs, the Funds have generally participated despite a growing cash balance. To us, cash is a valid asset class and is the residual of our investment process that is derived from a bottom up analysis of businesses, one at time. As long-term investors who attempt to deliver positive absolute returns we will continue to wait patiently for an opportunity to buy securities that we view are trading at an appropriate discount to our estimated intrinsic value rather than competing on a relative basis over the short-term by owning or buying securities today that we think are fully valued. We simply do not believe, nor is it part of the Funds’ investment philosophy to believe, that ultra-low interest rates somehow eliminate the need for an investor (and a value investor even more so!) to require a reasonable margin of safety when holding or initiating an investment.

Patience and discipline are two psychological components at the core of value investing that we practice every day here at IVA. It takes years of investment experience to know when to hold cash, to not follow the herds and to remain patient.

During the first few weeks of 2014, global equity markets performed poorly, and during that same time period the Funds performed much better than their respective benchmarks. Our exposure to cash helped protect the portfolio on the downside and we benefited from continued strong stock selection. We were reminded once again that when valuations are full and there is a gap between markets and the global economy (full valuations versus tepid economic indicators) that investing today is a relative argument, not an absolute one, and that is not IVA’s approach to money management. As Charles de Vaulx said recently in an interview with Value Investor Insight (found on our website), “You need clients who get that, which we have, but your ego has to be prepared for that as well.”

It is tremendously fulfilling to build IVA and the Funds. We hope that in the process we are nurturing a culture where everyone at IVA respects the work we are doing for our clients.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

3

Letter from the Portfolio Managers	IVA Funds

April 30, 2014

Dear Shareholder,

Over the period under review, October 1, 2013 to March 31, 2014, your Funds continued to deliver strong absolute returns, in excess of inflation and nominal GDP growth. Importantly, this result was achieved with less than 55% invested in equities, on average, and a large cash position throughout the period that resulted in good principal protection in times of market weakness, particularly in January of this year.

Our relentless quest for strong risk-adjusted returns has been complicated in the last few years by soaring valuations for most asset classes. This appreciation was driven in part by very low interest rates in developed economies. This era of “quantitative easing” (read manipulation of prices of government bonds by central bankers) may be ending in the U.S., but continues unabated in Japan and may be coming to Europe in the near future. While the effect on the economy is hard to quantify or even demonstrate, clearly quantitative easing had a positive effect on asset prices. We are living through a very unique time in financial history.

The current bull market in the U.S. is now aging, entering its sixth year; flows into equity products (mutual funds and exchange traded funds, ETFs, combined) are large; the high yield bond market remains very lax and accommodating; margin debt in the US, as a percentage of market capitalization, is at a record high; some pockets of exuberance are possibly appearing (biotech companies and a few “social media” stocks, for instance, come to mind); corporate earnings are far from depressed despite tepid economic growth globally, and most importantly, one must consider price when making an investment. On that front, the discounts to intrinsic values, when available at all in the stock market, remain in general, unappealing. Of note is the fact that market capitalization to GDP in the US is now well past the 2007 level.

Your equity investments are, for the most part, in well capitalized companies, where healthy balance sheets can help mitigate adverse business developments or recessions. In particular, the Funds own stock in a number of companies we consider very high quality (Astellas Pharma, Danone, Eutelsat Communications, Nestlé, and Sodexo come to mind for both the Worldwide and International Fund; and US names such as Berkshire Hathaway, Aon and MasterCard for the Worldwide Fund only). Smart, shareholder friendly managements, coupled with good businesses (moderate to high organic top line growth over the economic cycle, high barriers to entry, high returns on capital employed, low to reasonable capital intensity, some inflation protection or ability to raise prices, little to no political interference) could provide reasonable, but not stellar, returns in the years to come, given the prices these companies trade at. With high cash levels in both Funds, we have plenty of ammunition to buy more of these companies if their share prices fall, and are prepared, with the help of our ten talented analysts, to seize upon similar investment opportunities when they present themselves.

In Europe and Asia, the Funds also own a number of smaller companies that we believe are reasonably valued. In sharp contrast, American small and mid-cap stocks are very expensive, both in absolute terms but also relative to large capitalization companies, in our opinion.

4

Letter from the Portfolio Managers	IVA Funds

The Funds are exposed to the Japanese economy through a collection of mostly obscure, yet highly profitable, holdings trading at reasonable prices. We note with some trepidation that Japan may be nearing the end of a very long deflationary period. The corporate sector has been deleveraging for well over a decade (in fact the vast majority of our holdings in Japan carry no debt, and some carry large net cash positions) and the labor market appears tight, as demonstrated by a declining working population and the growing participation rate of women in the Japanese workforce. This situation could eventually lead to higher wages, and hence the end of deflation. We monitor these developments closely as the Japanese Central Bank is, at the same time, implementing a very aggressive quantitative easing program. A nascent current account deficit, coupled with very heavy government debt in Japan, makes the situation a bit tricky. Large foreign exchange reserves held by Japan, however, may make this situation sustainable for a while. The future is more uncertain than ever for Japan! But we hedged a substantial part of our currency exposure, in an effort to mitigate some of the risks associated with this situation.

Valuations in Japan remain reasonable and could even turn out to be cheap if companies implement the right reforms, such as returning excess capital to shareholders or engaging in mergers and acquisitions to mitigate potential pressure on wages and lack of available labor. We construct the portfolio one company at a time, and continue to take advantage of valuation discrepancies between some Japanese businesses and similar businesses around the world, while controlling risks as much as possible.

Emerging markets have been going through a rough patch lately. Over recent years, we chose to participate in emerging market growth through developed market companies like Nestlé, Bolloré, or Sodexo, which earn a substantial portion of their profits from emerging markets, but were trading at reasonable valuations. These investments turned out to be highly profitable for our shareholders over the last few years, despite the poor performance of emerging markets in general. Despite our efforts, it remains difficult to find good value in emerging market stocks, although some small Hong Kong listed equities are cheap, in our opinion.

In fact for the International Fund, we found a number of small companies exposed to China over the period, listed in Hong Kong, of decent to good businesses trading at very reasonable valuations. Price versus value takes precedence at IVA over concerns regarding the Chinese economy as a whole. None of these businesses are controlled by a local region or government, all are well managed in our opinion, sport solid balance sheets and appear to be shareholder friendly, although some may be subject to abrupt changes in regulations (Phoenix Satellite Television Holdings comes to mind).

We continue to hold a position in gold bullion in both Funds, as a hedge against extreme outcomes. Since the beginning of the year, fear has flared up from time to time, periodically due to the annexation of Crimea by Russia, or due to recurring fears of an economic slowdown and defaults in China. During these bouts of increased fear, gold has generally acted as we would hope, going up while equities were going down.

Patience is a necessary virtue for value investors; patience to see the market recognize some value it was previously ignoring; or, more to the case now, patience to wait for the fat pitch, free of the short-term vagaries of benchmarks. Cash, while seemingly offering little appeal today, with barely positive nominal yields (and negative yields after inflation is accounted for), has two powerful advantages: cash will act as a buffer in your Funds should markets correct, and cash will also provide the dry powder necessary to take advantage of genuine bargains that may appear in the future. Only then will the true return on that cash be fully understood and measured.

5

Letter from the Portfolio Managers	IVA Funds

We are blessed at IVA to attract clients that are of a similar mindset to ours; those who truly understand how important it is to limit the downside and focus on capital preservation. Our interests as Portfolio Managers and as Firm owners are aligned with our clients; all five Partners of IVA LLC have a very large portion of their personal assets invested in the products we manage.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

6

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Global equity markets rose again over this period, propelled by artificially low interest rates resulting from quantitative easing and record high corporate profit margins. However, in mid-December 2013 the Federal Reserve announced it would scale back its bond buying program in 2014 as the U.S. economy was showing continued signs of improvement (sustained job growth, housing recovery). Following this announcement, global equity markets experienced a tumultuous start to the year, with emerging markets suffering the most as a number of emerging market currencies weakened, but global equity markets continued rising in February.

Over the period, our cash exposure rose to 34.6% on March 31, 2014 from 30.6% on September 30, 2013 in the IVA Worldwide Fund, and to 29.1% from 27.5%, respectively, in the IVA International Fund. As global equity markets appreciated and more holdings got closer to or reached our estimate of their intrinsic values, we trimmed or sold those positions, thus raising cash when we couldn’t find new opportunities to deploy that cash. In both Funds we trimmed or sold a few stocks, such as Temp Holdings Co., Ltd. (Japan), in the industrials sector, which brought our exposure to that sector down to 7.9% at period end from 10.0% on September 30, 2013 in the International Fund and down to 6.1% from 7.5%, respectively, in the Worldwide Fund. As a result, our equity exposure fell over the period to 51.5% from 52.8% on September 30, 2013 in the IVA Worldwide Fund and was relatively unchanged in the International Fund at 54.9% on March 31, 2014.

Even though it is becoming increasingly difficult to find new investment opportunities, we added a few new positions over the period. In both Funds, we initiated positions in two consumer staples companies: Danone SA, in France, and Kesko Oyj, ‘B’ Shares, in Finland. In the Worldwide Fund, we added a position in Rosetta Resources Inc., an energy company in the U.S., and in Teradata Corp., a technology company in the U.S. We also increased our exposure to DeVry Education Group Inc. a consumer discretionary company in the U.S., a 1.4% position as of March 31, 2014. As a result our exposure to U.S. stocks rose to 25.4% at period end from 24.1%. In the International Fund, we initiated positions in two Hong Kong telecommunications companies, APT Satellite Holding Ltd, and Asia Satellite Telecommunications Holdings Ltd. We also increased our exposure to Hongkong & Shanghai Hotels Ltd., a top 10 position as of March 31, 2014. Our exposure to stocks in Hong Kong rose to 2.7% at period end from 1.1% on September 30, 2013.

Gold bullion averaged a return of -3.5% over the period and detracted -0.1% from each Fund’s return. We continue to view gold as a possible hedge against extreme outcomes (deflation, inflation, low or negative real interest rates) in our portfolio and believe that a modest allocation is warranted.

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned 6.31% over the six month period ending March 31, 2014 compared to the MSCI All Country World Index (Net)1 (the “Index”) return of 8.48% over the same period.

Over the period we benefited from good stock picking as our equities averaged a gain of 12.9% versus those in the Index at 8.5%. Our U.S. stocks added the most to our return, 4.1%, as they averaged a return of 17.1% versus the Index at 11.9%, led by solid results from Oracle Corp. (technology, U.S.), Devon Energy Corp. (energy, U.S.), DeVry Education Group Inc. (consumer discretionary, U.S.), and Spansion Inc. Class ‘A’ (technology, U.S.). The Fund’s holdings and overweight position in French stocks helped performance by adding 1.4% to our return with our stocks there averaging a gain of 21.2% versus the Index average return of 8.9%. Astellas Pharma Inc. (health care, Japan) was also among our top contributors to return this period. Conversely, a few of our emerging markets stocks suffered over this

7

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

period, therefore our exposure to South Africa and China (through Hong Kong listed equities) together detracted -0.2% from our return led by poor performance from Net 1 U.E.P.S. Technologies Inc. (technology, South Africa).

By sector, security selection in technology was a plus as our equities averaged a gain of 21.3% versus those in the Index at 13.6%, and added 2.0% to our return. Our relative equity outperformance was also driven by our holdings in the consumer discretionary and energy sectors, particularly in the U.S., which generated a few of the portfolio’s top contributors. These two sectors added 2.0% to the Worldwide Fund return versus 1.4% to the Index return despite being underweight both sectors in comparison to the Index. There were no sectors that detracted from our return over the period.

Within fixed income, our corporate bonds averaged a gain of 5.4% over the period and our sovereign bonds averaged a return of -0.1% over the period. Collectively, fixed income added 0.4% to the Fund’s return. We sold our Hong Kong dollar government bonds this period and trimmed our exposure to the Singapore dollar government bonds, which brought our sovereign bond exposure down to 3.5% as of March 31, 2014.

Our forward foreign currency contracts, which are used to hedge currency risk, added about 0.1% to the Fund’s return this period, mainly due to our Japanese yen hedge which averaged 53% of our total yen exposure over the period.

Other individual detractors from our return this period included: Expeditors International of Washington, Inc. (industrials, U.S.), gold bullion (gold), Lotte Chilsung Beverage Co., Ltd. (consumer staples, South Korea), Rosetta Resources Inc. (energy, U.S.), and Yahoo Japan Corp. (technology, Japan).

IVA International Fund

The IVA International Fund Class A, at net asset value, returned 5.49% over the six month period ending March 31, 2014 compared to the MSCI All Country World (ex-U.S.) Index (Net)1 (the “Index”) return of 5.30% over the same period.

Over the period we benefited from good stock picking as our equities averaged a gain of 10.5% versus those in the Index at 5.4%. The Fund’s holdings and overweight position in French stocks contributed significantly to the Fund’s performance by adding 3.2% to our return with our stocks there averaging a gain of 23.3% versus the Index at 8.9%. Key contributors included Financière Marc de Lacharriere SA (financials, France), Financière de l’Odet SA (industrials, France), and Alten SA (technology, France). Our stocks in Japan also performed well on an absolute and relative basis with an average return of 7.2% versus those in the Index at -3.5%, and contributed 1.2% to our return, led by solid performance from Astellas Pharma Inc. (health care, Japan). Conversely, a few of our emerging markets stocks suffered over this period, therefore our exposure to South Africa and Hong Kong detracted -0.2% from our return, led by poor performance from Net 1 U.E.P.S. Technologies Inc. (technology, South Africa) and Hongkong & Shanghai Hotels Ltd. (consumer discretionary, Hong Kong).

By sector, security selection in industrials was a plus as our equities averaged a gain of 14.5% versus those in the Index at 5.4%, and added 1.2% to our return. Our relative equity outperformance was also driven by our holdings in the consumer discretionary and financials sectors, which generated a few of the portfolio’s top contributors. These two sectors added 1.6% to the International Fund return versus 1.7% to the Index return despite being significantly underweight financials stocks in comparison to the Index (3.6% versus 26.6%, respectively, as of March 31, 2014). Clear Media Ltd. (consumer discretionary,

8

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

China) was also among our top contributors to return this period. There were no sectors that detracted from our return over the period.

Within fixed income, our corporate bonds averaged a gain of 5.8% over the period and our sovereign bonds averaged a return of -0.2% over the period. Collectively fixed income added 0.3% to the Fund’s return. We sold our Hong Kong dollar government bonds over this period, which brought our sovereign bond exposure down to 6.5% as of March 31, 2014.

Our forward foreign currency contracts, which are used to hedge currency risk, added 0.4% to the Fund’s return this period, mainly due to our Japanese yen hedge which averaged 63% of our total yen exposure over the period.

Other individual detractors from our return this period included: Springland International Holdings Ltd. (consumer discretionary, China), gold bullion (gold), Yahoo Japan Corp. (technology, Japan), and Digital China Holdings Ltd. (technology, China).

Investment Risks: There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

1The Index equity return excludes gold mining stocks.

9

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of March 31, 2014

Average Annual Total Returns as of March 31, 2014	Six Months(a)	One Year	Five Year	Since Inception(b)

Class A	6.31%	12.79%	13.61%	11.85%
Class A (with a 5% maximum initial sales charge)	1.01%	7.15%	12.44%	10.82%
Class C	5.94%	12.01%	12.78%	11.02%
Class I	6.44%	13.13%	13.90%	12.12%
MSCI All Country World Index (Net)(c)	8.48%	16.55%	17.80%	8.59%
Consumer Price Index(d)	0.81%	1.54%	2.09%	1.35%

Growth of a $10,000 Initial Investment

(a)	Total returns for periods of less than one year are not annualized.
(b)	The Fund commenced investment operations on October 1, 2008.
(c)
The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(d)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(e)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2014. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results.   The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.27% (Class A shares); 2.02% (Class C shares); and 1.02% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2014. More recent expense ratios can be found in the Financial Highlights section of this Semi-Annual Report.

10

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of March 31, 2014

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017, 6.75% due 4/20/2018	3.8%

Government of Singapore, 3.625% due 7/1/2014, 2.875% due 7/1/2015, 3.75% due 9/1/2016	3.4%

Astellas Pharma Inc.	3.2%

Nestlé SA	3.2%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	3.0%

Gold Bullion	3.0%

Devon Energy Corp.	2.8%

Oracle Corp.	2.1%

Genting Malaysia Berhad	1.9%

Expeditors International of Washington Inc.	1.5%

Top 10 positions represent 27.9% of total net assets.
(a)	Other represents unrealized gains and losses on options, forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

11

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 49.9%

Belgium | 0.3%
	281,848	Sofina SA	$34,406,180

Brazil | 0.1%
	673,094	Itaú Unibanco Holding SA, ADR	10,002,177

China | 0.5%
	15,826,640	Clear Media Ltd. (a)	14,487,094

	17,593,000	Digital China Holdings Ltd.	17,737,028

	20,350,000	Uni-President China Holdings Ltd.	17,079,675

			49,303,797

Finland | 0.2%
	429,971	Kesko Oyj, ‘B’ Shares	18,759,704

France | 6.8%
	753,535	Alten SA	40,465,417

	124,024	Bolloré	78,639,056

	1,095	Bolloré NV (b)	696,034

	434,240	Cap Gemini SA	32,872,768

	603,762	Carrefour SA	23,368,647

	257,540	Ciments Français SA	27,922,750

	570,163	Danone SA	40,318,935

	1,285,996	Eutelsat Communications SA	43,671,217

	38,935	Financière de l’Odet SA (a)	54,285,133

	99,369	Financière Marc de Lacharriere SA (a)	7,668,895

	3,185,246	GDF Suez SA	87,148,714

	92,497	Robertet SA (a)	21,676,854

	60,007	Séché Environnement SA	3,009,138

	481,729	Sodexo SA	50,523,960

	479,832	Teleperformance	27,819,883

	672,369	Thales SA	44,582,283

	1,106,048	Total SA, ADR	72,556,749

	693,522	Vivendi SA	19,318,800

			676,545,233

Germany | 0.5%
	364,683	Siemens AG	49,085,005

Japan | 8.0%
	27,078,000	Astellas Pharma Inc.	321,111,001

	1,686,900	Azbil Corp.	41,643,378

	1,435,600	Benesse Holdings Inc.	54,870,339

	2,108,200	Cosel Co., Ltd. (a)(c)	24,653,368

	944,700	Icom Inc. (a)(c)	21,637,076

	594,170	Kose Corp.	19,514,957

	213,800	Medikit Co., Ltd. (a)	6,317,783

	1,074,100	Meitec Corp.	30,490,849

12	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES	DESCRIPTION	FAIR VALUE

Japan | 8.0% (continued)

	3,128,504	Miura Co., Ltd. (c)	$86,112,289

	351,600	Nifco Inc.	9,933,300

	183,800	Nitto Kohki Co., Ltd.	3,383,423

	1,184,300	NTT DoCoMo, Inc.	18,679,847

	436,900	Okinawa Cellular Telephone Co.	11,124,093

	531,300	Secom Co., Ltd.	30,607,080

	367,488	Shofu Inc.	3,118,922

	113,200	Sugi Holdings Co., Ltd.	5,028,552

	262,500	Techno Medica Co., Ltd.	5,592,574

	3,315,800	Toho Co., Ltd.	66,466,988

	6,060,600	Yahoo Japan Corp.	29,711,414

			789,997,233

Malaysia | 1.9%
	148,186,000	Genting Malaysia Berhad	190,592,926

Norway | 0.2%
	2,415,661	Orkla ASA	20,595,126

South Africa | 0.6%
	6,006,359	Net 1 U.E.P.S. Technologies Inc. (b)(c)	59,823,336

South Korea | 2.2%
	227,936	E-Mart Co., Ltd.	52,248,940

	2,221,840	Kangwon Land, Inc.	64,706,694

	37,054	Lotte Chilsung Beverage Co., Ltd.	51,937,214

	27,171	Lotte Confectionery Co., Ltd.	46,533,640

			215,426,488

Switzerland | 4.1%
	68,115	APG SGA SA	23,114,643

	4,220,716	Nestlé SA	317,729,370

	116,420	Schindler Holding AG	17,159,127

	2,172,472	UBS AG	44,872,279
			402,875,419

Taiwan | 0.1%
	1,873,000	Taiwan Secom Co., Ltd.	4,803,589

United Kingdom | 0.6%
	6,205,123	Millennium & Copthorne Hotels Plc	58,448,525

United States | 23.8%
	1,237,876	Amdocs Ltd.	57,511,719

	196,121	American Capital Agency Corp.	4,214,640

	2,022,267	Annaly Capital Management Inc.	22,184,269

	727,911	Aon Plc	61,348,339

	1,242,599	Baker Hughes Inc.	80,793,787

	1,339	Berkshire Hathaway Inc., Class ‘A’ (b)	250,861,717

See Notes to Financial Statements.	13

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES		DESCRIPTION	FAIR VALUE

United States | 23.8% (continued)

	332,343		Berkshire Hathaway Inc., Class ‘B’ (b)	$41,532,905

	616,358		Cimarex Energy Co.	73,414,401

	899,866		CVS Caremark Corp.	67,363,969

	4,097,287		Devon Energy Corp.	274,231,419

	3,344,552		DeVry Education Group Inc. (c)	141,775,559

	1,044,320		Energen Corp.	84,391,499

	3,760,318		Expeditors International of Washington Inc.	149,021,402

	266,653		Goldman Sachs Group, Inc.	43,691,094

	18,331		Google Inc., Class ‘A’ (b)	20,430,083

	68,065		Graham Holdings Co., Class ‘B’	47,900,744

	1,341,896		Hewlett-Packard Co.	43,423,755

	3,032,782		Ingram Micro Inc., Class ‘A’ (b)	89,649,036

	511,705		Laredo Petroleum Holdings Inc. (b)	13,232,691

	1,363,042		Liberty Interactive Corp., Series ‘A’ (b)	39,351,023

	690,229		Marsh & McLennan Cos., Inc.	34,028,290

	1,053,960		MasterCard Inc., Class ‘A’	78,730,812

	2,999,705		Microsoft Corp.	122,957,908

	32,046		National CineMedia, Inc.	480,690

	273,079		News Corp., Class ‘B’ (b)	4,560,419

	1,082,005		Occidental Petroleum Corp.	103,104,257

	4,975,822		Oracle Corp.	203,560,878

	929,643		Rosetta Resources Inc. (b)	43,302,771

	3,645,033		Spansion, Inc., Class ‘A’ (b)(c)	63,496,475

	1,312,249		Teradata Corp. (b)	64,549,528

	1,100,370		Twenty-First Century Fox Inc., Class ‘B’	34,243,514

				2,359,339,593

			TOTAL COMMON STOCKS
			(Cost — $3,526,631,259)	4,940,004,331

PREFERRED STOCKS – 1.2%

United States | 1.2%
			American Capital Agency Corp.,
	303,483	USD	Series ‘A’, 8% due 4/5/2017 (d)	7,975,533

			Annaly Capital Management Inc.:
	746,425	USD	Series ‘C’, 7.625% due 5/16/2017 (d)	18,160,520

	1,123,750	USD	Series ‘D’, 7.5% due 9/13/2017 (d)	26,610,400

			Apollo Residential Mortgage Inc.,
	461,325	USD	Series ‘A’, 8% due 9/20/2017 (d)	10,827,298

			Capstead Mortgage Corp.,
	382,712	USD	Series ‘E’, 7.5% due 5/13/2018 (d)	9,173,607

			CYS Investments Inc.:
	158,314	USD	Series ‘A’, 7.75% due 8/3/2017 (d)	3,815,367

	495,508	USD	Series ‘B’, 7.5% due 4/30/2018 (d)	11,386,774

			Hatteras Financial Corp.,
	753,000	USD	Series ‘A’, 7.625% due 8/27/2017 (d)	17,808,450

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES		DESCRIPTION	FAIR VALUE

United States | 1.2% (continued)

			MFA Financial Inc.,
	383,497	USD	Series ‘B’, 7.5% due 4/15/2018 (d)	$9,081,209

			TOTAL PREFERRED STOCKS
			(Cost — $112,510,720)	114,839,158

CONVERTIBLE PREFERRED STOCKS | 0.4%

United States | 0.4%
	30,802	USD	Bank of America Corp., Series ‘L’, 7.25%	35,243,956

			TOTAL CONVERTIBLE PREFERRED STOCKS
			(Cost — $23,685,653)	35,243,956

	PRINCIPAL
	AMOUNT

CORPORATE NOTES & BONDS – 6.5%

France | 3.8%
			Wendel:
	35,100,000	EUR	4.875% due 5/26/2016 (e)	51,646,575

	116,950,000	EUR	4.375% due 8/9/2017	172,797,035

	95,400,000	EUR	6.75% due 4/20/2018	153,441,920

				377,885,530

Norway | 0.3%
			Golden Close Maritime Corp. Ltd.,
	22,583,447	USD	11% due 12/9/2015 (a)	23,769,078

Switzerland | 0.2%
	8,800,000	EUR	UBS AG, 7.152% due 12/21/2017 (f)	13,759,964

			UBS Preferred Funding Trust V,
	8,892,000	USD	6.243% due 5/15/2016 (f)	9,514,440

				23,274,404

United Kingdom | 0.2%
			Inmarsat Finance Plc,
	19,300,000	USD	7.375% due 12/1/2017 (e)	20,120,250

United States | 2.0%
			Brandywine Operating Partnership, LP,
	6,070,000	USD	5.7% due 5/1/2017	6,706,694

			Cloud Peak Energy Resources LLC,
	18,309,000	USD	8.5% due 12/15/2019	19,796,606

			Intelsat Luxembourg SA,
	24,975,000	USD	7.75% due 6/1/2021 (e)	26,379,844

			Leucadia National Corp.,
	3,418,000	USD	8.125% due 9/15/2015	3,746,983

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

United States | 2.0% (continued)

			MetroPCS Wireless Inc.,
	6,961,000	USD	7.875% due 9/1/2018	$7,413,465

	363,841	USD	MFA Financial Inc., 8% due 4/15/2042 (g)	9,427,120

			Mohawk Industries Inc.,
	37,016,000	USD	6.125% due 1/15/2016 (h)	40,116,090

	31,121,000	USD	QVC Inc., 7.5% due 10/1/2019 (e)	33,119,404

	38,288,000	USD	Sealed Air Corp., 8.125% due 9/15/2019 (e)	42,978,280

			Vulcan Materials Co.,
	6,660,000	USD	7% due 6/15/2018	7,712,280

				197,396,766

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $554,043,981)	642,446,028

SOVEREIGN GOVERNMENT BONDS – 3.5%

Singapore | 3.4%
			Government of Singapore:
	70,838,000	SGD	3.625% due 7/1/2014	56,778,862

	147,235,000	SGD	2.875% due 7/1/2015	120,654,980

	188,328,000	SGD	3.75% due 9/1/2016	161,141,036

				338,574,878

Taiwan | 0.1%
			Government of Taiwan,
	349,300,000	TWD	2% due 7/20/2015	11,683,361

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $346,070,366)	350,258,239

	OUNCES

COMMODITIES – 3.0%
	232,771		Gold Bullion (b)	298,703,651

			TOTAL COMMODITIES
			(Cost — $343,241,750)	298,703,651

	PRINCIPAL
	AMOUNT

SHORT-TERM INVESTMENTS – 34.6%

Commercial Paper | 34.2%
			Abbott Laboratories:
	40,000,000	USD	0.06% due 4/21/2014 (e)	39,998,667

	30,000,000	USD	0.06% due 4/24/2014 (e)	29,998,850

			American Honda Finance Corp.,
	30,000,000	USD	0.05% due 4/7/2014	29,999,750

			Coca-Cola Enterprises, Inc.:
	25,000,000	USD	0.14% due 4/2/2014 (e)	24,999,903

	15,900,000	USD	0.17% due 4/8/2014 (e)	15,899,474

	5,000,000	USD	0.19% due 4/9/2014 (e)	4,999,789

	25,000,000	USD	0.18% due 4/10/2014 (e)	24,998,875

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 34.2% (continued)

		Coca-Cola Enterprises, Inc. (continued):
18,600,000	USD	0.18% due 4/17/2014 (e)	$18,598,512

25,000,000	USD	0.18% due 4/22/2014 (e)	24,997,375

21,000,000	USD	0.18% due 4/23/2014 (e)	20,997,690

		Consolidated Edison Co. Inc.,
10,000,000	USD	0.17% due 4/1/2014 (e)	10,000,000

60,800,000	USD	Danaher Corp., 0.09% due 4/9/2014 (e)	60,798,784

		DENTSPLY International Inc.,
10,000,000	USD	0.23% due 5/2/2014 (e)	9,998,019

		Devon Energy Corp.:
20,000,000	USD	0.17% due 4/11/2014 (e)	19,999,056

7,000,000	USD	0.16% due 4/15/2014 (e)	6,999,564

10,000,000	USD	0.18% due 4/21/2014 (e)	9,999,000

5,000,000	USD	0.17% due 4/23/2014 (e)	4,999,481

21,900,000	USD	0.17% due 4/25/2014 (e)	21,897,518

25,000,000	USD	0.17% due 4/30/2014 (e)	24,996,576

15,600,000	USD	0.18% due 5/1/2014 (e)	15,597,660

		Electricité de France SA:
15,000,000	USD	0.06% due 4/9/2014 (e)	14,999,800

14,000,000	USD	0.1% due 4/15/2014 (e)	13,999,456

16,400,000	USD	0.06% due 4/16/2014 (e)	16,399,590

60,400,000	USD	0.06% due 4/25/2014 (e)	60,397,584

		Florida Power & Light Co.,
70,000,000	USD	0.11% due 4/2/2014	69,999,786

25,000,000	USD	GDF Suez SA, 0.13% due 4/23/2014 (e)	24,998,014

		Google Inc.:
47,900,000	USD	0.05% due 4/17/2014 (e)	47,898,936

25,800,000	USD	0.04% due 4/24/2014 (e)	25,799,341

10,000,000	USD	Henkel Corp., 0.1% due 4/10/2014 (e)	9,999,750

		Johnson & Johnson:
34,500,000	USD	0.04% due 4/8/2014 (e)	34,499,732

20,300,000	USD	0.05% due 4/21/2014 (e)	20,299,436

		L’Oréal USA Inc.:
30,000,000	USD	0.06% due 4/30/2014 (e)	29,998,550

40,000,000	USD	0.06% due 5/1/2014 (e)	39,998,000

40,000,000	USD	0.07% due 5/7/2014 (e)	39,997,200

40,000,000	USD	0.07% due 5/8/2014 (e)	39,997,122

		Merck & Co. Inc.:
43,600,000	USD	0.06% due 4/23/2014 (e)	43,598,401

90,800,000	USD	0.06% due 4/25/2014 (e)	90,796,368

50,000,000	USD	0.06% due 4/28/2014 (e)	49,997,750

51,700,000	USD	0.06% due 4/29/2014 (e)	51,697,587

37,100,000	USD	0.06% due 5/6/2014 (e)	37,097,836

		Nestlé Capital Corp.:
20,000,000	USD	0.03% due 4/16/2014 (e)	19,999,750

28,000,000	USD	0.04% due 4/24/2014 (e)	27,999,284

See Notes to Financial Statements.	17

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 34.2% (continued)

		Nestlé Finance International Ltd.:
27,200,000	USD	0.06% due 4/10/2014	$27,199,592

30,000,000	USD	0.06% due 4/23/2014	29,998,900

50,000,000	USD	0.05% due 4/30/2014	49,997,986

		NetJets Inc.:
11,000,000	USD	0.04% due 4/4/2014 (e)	10,999,963

60,700,000	USD	0.02% due 4/10/2014 (e)	60,699,696

8,000,000	USD	0.05% due 4/10/2014 (e)	7,999,900

26,400,000	USD	0.04% due 4/14/2014 (e)	26,399,619

42,000,000	USD	0.02% due 4/15/2014 (e)	41,999,673

		Novartis Finance Corp.,
40,000,000	USD	0.04% due 4/1/2014 (e)	40,000,000

		Philip Morris International Inc.,
25,000,000	USD	0.04% due 4/22/2014 (e)	24,999,417

		Praxair Inc.:
50,000,000	USD	0.05% due 4/21/2014	49,998,611

51,700,000	USD	0.07% due 5/15/2014	51,695,577

40,000,000	USD	0.07% due 5/20/2014	39,996,189

		Procter & Gamble Co.:
57,900,000	USD	0.06% due 4/23/2014 (e)	57,897,877

50,000,000	USD	0.06% due 4/30/2014 (e)	49,997,583

		Roche Holding Inc.:
30,000,000	USD	0.05% due 4/7/2014 (e)	29,999,750

25,000,000	USD	0.04% due 4/11/2014 (e)	24,999,722

23,400,000	USD	0.05% due 4/14/2014 (e)	23,399,578

6,100,000	USD	0.06% due 4/15/2014 (e)	6,099,858

40,000,000	USD	0.06% due 4/22/2014 (e)	39,998,600

30,000,000	USD	0.06% due 4/23/2014 (e)	29,998,900

25,000,000	USD	0.04% due 4/24/2014 (e)	24,999,361

37,000,000	USD	0.07% due 5/7/2014 (e)	36,997,410

		Shell International Finance BV:
35,000,000	USD	0.05% due 4/9/2014 (e)	34,999,611

41,900,000	USD	0.06% due 4/22/2014 (e)	41,898,533

		Siemens Capital Co., LLC:
82,100,000	USD	0.05% due 4/3/2014 (e)	82,099,772

90,500,000	USD	0.05% due 4/4/2014 (e)	90,499,623

59,900,000	USD	0.05% due 4/8/2014 (e)	59,899,418

75,000,000	USD	0.06% due 4/25/2014 (e)	74,997,000

74,400,000	USD	0.06% due 4/28/2014 (e)	74,396,652

		Unilever Capital Corp.,
60,000,000	USD	0.05% due 4/7/2014 (e)	59,999,500

		United Parcel Service, Inc.:
50,000,000	USD	0.005% due 4/1/2014 (e)	50,000,000

131,000,000	USD	0.005% due 4/7/2014 (e)	130,999,891

35,000,000	USD	0.035% due 4/8/2014 (e)	34,999,762

17,300,000	USD	0.02% due 4/9/2014 (e)	17,299,923

50,000,000	USD	0.001% due 4/10/2014 (e)	49,999,987

18	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 34.2% (continued)

		United Parcel Service, Inc. (continued):
25,000,000	USD	0.035% due 4/14/2014 (e)	$24,999,684

41,100,000	USD	0.025% due 4/16/2014 (e)	41,099,572

50,000,000	USD	0.015% due 4/17/2014 (e)	49,999,667

42,000,000	USD	0.03% due 4/21/2014 (e)	41,999,300

		Wal-Mart Stores, Inc.:
42,000,000	USD	0.05% due 4/7/2014 (e)	41,999,650

39,400,000	USD	0.05% due 4/8/2014 (e)	39,399,617

40,300,000	USD	0.06% due 4/16/2014 (e)	40,298,993

35,200,000	USD	0.06% due 4/17/2014 (e)	35,199,061

19,000,000	USD	0.06% due 4/28/2014 (e)	18,999,145

50,000,000	USD	0.07% due 4/28/2014 (e)	49,997,375

50,000,000	USD	0.07% due 5/12/2014 (e)	49,996,014

41,100,000	USD	0.07% due 5/14/2014 (e)	41,096,564

		Walt Disney Co.:
50,000,000	USD	0.04% due 4/17/2014 (e)	49,999,111

42,100,000	USD	0.06% due 5/22/2014 (e)	42,096,421

			3,386,887,424

Treasury Bills | 0.4%
		United States Treasury Bill,
34,317,000	USD	due 6/5/2014 (i)	34,315,765

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $3,421,201,335)	3,421,203,189

		TOTAL INVESTMENTS — 99.1%
		(Cost — $8,327,385,064)	9,802,698,552

		Other Assets In Excess of Liabilities — 0.9%	90,313,326

		TOTAL NET ASSETS — 100.0%	$9,893,011,878

See Notes to Financial Statements.	19

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2014

Schedule of Written Put Options – (0.0%)
		EXPIRATION	STRIKE	FAIR
CONTRACTS	DESCRIPTION	DATE	PRICE	VALUE

(327)	Apple, Inc.	1/17/2015	$430.00	$(335,175)

(422)	Apple, Inc.	1/17/2015	440.00	(511,675)

		Total Written Options
		(Premiums received — $5,976,952)		$(846,850)

The IVA Worldwide Fund had the following open forward foreign currency contracts at March 31, 2014:

					USD	NET
		SETTLEMENT	LOCAL		VALUE AT	UNREALIZED
FOREIGN		DATES	CURRENCY	USD	MARCH 31,	APPRECIATION/
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2014	(DEPRECIATION)

Contracts to Sell:
	State Street
euro	Bank & Trust Co.	06/05/2014	EUR 377,844,000	$519,888,638	$520,479,190	$(590,552)

	State Street
Japanese yen	Bank & Trust Co.	06/05/2014	JPY 46,551,000,000	459,047,419	451,163,103	7,884,316

South Korean won	State Street Bank & Trust Co.	04/04/2014	KRW 67,130,000,000	62,524,306	63,067,210	(542,904)

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$6,750,860

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NV	—	Non-voting
SGD	—	Singapore dollar
TWD	—	Taiwan dollar
USD	—	United States dollar

20	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2014

(a)	Security is deemed illiquid. As of March 31, 2014, the value of these illiquid securities amounted to 1.8% of total net assets.
(b)	Non-income producing investment.
(c)
Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	MARCH 31,	MARCH 31,	REALIZED	DIVIDEND
SECURITY	2013	ADDITIONS	REDUCTIONS	2014	2014	LOSS	INCOME*

Cosel Co., Ltd.	2,535,700	—	427,500	2,108,200	$24,653,368	$(1,140,356)	$242,046

DeVry Education Group Inc.**	1,847,155	1,497,397	—	3,344,552	141,775,559	—	452,872

Icom Inc.	944,700	—	—	944,700	21,637,076	—	169,278

Miura Co., Ltd.	3,128,504	—	—	3,128,504	86,112,289	—	578,927

Net 1 U.E.P.S. Technologies Inc.	6,006,359	—	—	6,006,359	59,823,336	—	—

Spansion, Inc., Class ‘A’	3,645,033	—	—	3,645,033	63,496,475	—	—

Total					$397,498,103	$(1,140,356)	$1,443,123

*	Dividend income is net of withholding taxes.
**	Non-affiliated at September 30, 2013.

(d)	Cumulative redeemable preferred stock. The date shown represents the first optional call date.
(e)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(f)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(g)	Senior unsecured note. The first call date is April 15, 2017.
(h)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(i)	This security is held at the custodian as collateral for written put options. As of March 31, 2014, portfolio securities valued at $34,315,765 were segregated to cover collateral requirements.

21

IVA International Fund	IVA Funds
Performance (unaudited)	As of March 31, 2014

Average Annual Total Returns as of March 31, 2014	Six Months(a)	One Year	Five Year	Since Inception(b)
Class A	5.49%	11.72%	13.81%	11.43%
Class A (with a 5% maximum initial sales charge)	0.19%	6.16%	12.64%	10.40%
Class C	5.14%	10.90%	12.94%	10.59%
Class I	5.68%	12.04%	14.10%	11.72%
MSCI All Country World (ex-U.S.) Index (Net)(c)	5.30%	12.31%	15.52%	6.67%
Consumer Price Index(d)	0.81%	1.54%	2.09%	1.35%

Growth of a $10,000 Initial Investment

(a)	Total returns for periods of less than one year are not annualized.
(b)	The Fund commenced investment operations on October 1, 2008.
(c)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(d)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(e)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2014. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results.    The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.26% (Class A shares); 2.01% (Class C shares); and 1.01% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2014. More recent expense ratios can be found in the Financial Highlights section of this Semi-Annual Report.

22

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of March 31, 2014

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Government of Singapore, 3.625% due 7/1/2014, 2.875% due 7/1/2015, 3.75% due 9/1/2016	6.1%

Nestlé SA	4.0%

Astellas Pharma Inc.	3.6%

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017, 6.75% due 4/20/2018	3.3%

Gold Bullion	3.1%

Genting Malaysia Berhad	2.7%

Alten SA	1.5%

Total SA, ADR	1.5%

GDF Suez SA	1.4%

Hongkong & Shanghai Hotels Ltd.	1.4%

Top 10 positions represent 28.6% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

23

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 54.9%

Argentina | 0.0%
	871	Nortel Inversora SA, Series ‘B’, ADR	$15,469

Australia | 0.1%
	1,337,089	Programmed Maintenance Services Ltd.	3,596,049

Belgium | 0.4%
	125,166	Sofina SA	15,279,455

Brazil | 0.3%
	725,702	Itaú Unibanco Holding SA, ADR	10,783,932

China | 2.8%
	39,557,030	Clear Media Ltd. (a)(b)	36,208,975

	11,394,000	Digital China Holdings Ltd.	11,487,279

	27,368,000	Phoenix Satellite Television Holdings Ltd.	9,209,112

	73,911,000	Springland International Holdings Ltd.	32,779,455

	9,731,000	Uni-President China Holdings Ltd.	8,167,190

			97,852,011

Finland | 0.5%
	421,710	Kesko Oyj, ‘B’ Shares	18,399,275

France | 14.8%
	987,701	Alten SA	53,040,314

	44,290	Bolloré	28,082,660

	390	Bolloré NV (c)	247,902

	272,838	Cap Gemini SA	20,654,340

	323,157	Carrefour SA	12,507,813

	105,330	Ciments Français SA	11,419,986

	517,541	CNP Assurances	10,958,658

	257,102	Danone SA	18,180,904

	693,218	Eutelsat Communications SA	23,541,033

	29,886	Financière de l’Odet SA (a)	41,668,563

	495,701	Financière Marc de Lacharriere SA (a)	38,256,185

	1,774,974	GDF Suez SA	48,563,502

	45,910	ID Logistics Group SA (c)	4,569,660

	73,288	Robertet SA (a)	17,175,187

	298,912	Séché Environnement SA	14,989,374

	226,778	Securidev SA (a)(b)	11,875,107

	2,181,095	Societe d’Edition de Canal Plus	19,320,765

	276,857	Sodexo SA	29,036,890

	312,281	Teleperformance	18,105,547

	490,447	Thales SA	32,519,713

	801,364	Total SA, ADR	52,569,478

	500,566	Vivendi SA	13,943,804

			521,227,385

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES	DESCRIPTION	FAIR VALUE

Germany | 0.8%
	196,582	Siemens AG	$26,459,222

Hong Kong | 2.7%
	16,059,500	APT Satellite Holdings Ltd.	18,986,091

	4,589,000	Asia Satellite Telecommunications
		Holdings Ltd. (a)	18,932,250

	36,392,761	Hongkong & Shanghai Hotels Ltd. (a)	48,420,460

	13,962,000	Midland Holdings Ltd.	7,434,160

			93,772,961

India | 0.4%
	65,150	Bajaj Holdings and Investment Ltd.	1,112,696

	1,013,177	Dewan Housing Finance Corp. Ltd.	3,702,556

	25,356,070	South Indian Bank Ltd.	9,467,794

			14,283,046

Indonesia | 0.4%
	244,356,000	PT Bank Bukopin Tbk	13,783,482

Japan | 16.5%
	295,600	Arcs Co. Ltd.	5,767,945

	863,600	As One Corp.	23,561,475

	10,805,000	Astellas Pharma Inc.	128,133,701

	1,234,200	Azbil Corp.	30,467,874

	60,900	The Bank of Okinawa Ltd.	2,569,583

	722,800	Benesse Holdings Inc.	27,626,275

	71,400	Canon Inc.	2,207,406

	1,239,700	Cosel Co., Ltd. (a)	14,497,097

	864,500	Daiichikosho Co., Ltd.	26,174,127

	124,500	Earth Chemical Co., Ltd.	4,529,356

	1,401,300	Hi Lex Corp.	35,516,163

	684,100	Icom Inc. (a)	15,668,385

	349,340	Kose Corp.	11,473,745

	95,400	Medikit Co., Ltd. (a)	2,819,067

	174,500	Meitec Corp.	4,953,592

	1,528,976	Miura Co., Ltd.	42,085,170

	251,800	Nifco Inc.	7,113,780

	598,200	Nitto Kohki Co., Ltd.	11,011,772

	843,100	NTT DoCoMo, Inc.	13,298,133

	428,000	Okinawa Cellular Telephone Co.	10,897,486

	280,200	Pola Orbis Holdings Inc.	11,143,933

	1,114,100	San-A Co., Ltd.	32,867,650

	129,900	Sankyo Co., Ltd.	5,468,348

	289,700	Secom Co., Ltd.	16,689,010

	10,600	Secom Joshinetsu Co., Ltd.	269,788

	353,900	Shingakukai Co., Ltd.	1,347,505

	306,950	Shofu Inc.	2,605,127

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES	DESCRIPTION	FAIR VALUE

Japan | 16.5% (continued)
	4,500	SK Kaken Co., Ltd.	$313,908

	190,900	Sugi Holdings Co., Ltd.	8,480,129

	172,800	Techno Medica Co., Ltd.	3,681,511

	2,298,500	Toho Co., Ltd.	46,074,665

	521,700	Transcosmos Inc.	10,776,189

	4,425,600	Yahoo Japan Corp.	21,696,009

			581,785,904

Malaysia | 2.7%
	75,321,600	Genting Malaysia Berhad	96,876,656

Mexico | 0.1%
	251,115	Corporativo Fragua, SAB de CV (a)	4,447,287

Netherlands | 0.1%
	18,272	Hal Trust NV	2,510,948

Norway | 0.4%
	1,741,650	Orkla ASA	14,848,731

Singapore | 1.1%
	5,615,420	Haw Par Corp. Ltd. (a)	37,275,425

South Africa | 0.8%
	2,720,423	Net 1 U.E.P.S. Technologies Inc. (b)(c)	27,095,413

South Korea | 3.3%
	138,498	E-Mart Co., Ltd.	31,747,393

	61,768	Fursys Inc.	1,671,209

	1,472,960	Kangwon Land, Inc.	42,897,045

	14,323	Lotte Chilsung Beverage Co., Ltd.	20,076,017

	11,671	Lotte Confectionery Co., Ltd.	19,988,006

			116,379,670

Switzerland | 5.2%
	23,288	APG SGA SA	7,902,721

	1,886,115	Nestlé SA	141,983,998

	55,573	Schindler Holding AG	8,190,896

	1,232,351	UBS AG	25,454,136

			183,531,751

Taiwan | 0.2%
	3,089,000	Taiwan Secom Co., Ltd.	7,922,203

United Kingdom | 1.3%
	1,345,240	Avanti Communications Group Plc (c)	6,840,287

	4,191,611	Millennium & Copthorne Hotels Plc	39,482,454

			46,322,741

		TOTAL COMMON STOCKS
		(Cost — $1,473,218,667)	1,934,449,016

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	SHARES		DESCRIPTION	FAIR VALUE

PREFERRED STOCKS – 0.0%

Switzerland | 0.0%
			UBS Preferred Funding Trust IV,
	42,664	USD	Series ‘D’, 0.855% due 4/30/2014 (d)	$772,218

			TOTAL PREFERRED STOCKS
			(Cost — $684,964)	772,218

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 6.3%

France | 3.3%
			Wendel:
	23,950,000	EUR	4.875% due 5/26/2016 (e)	35,240,327

	36,400,000	EUR	4.375% due 8/9/2017	53,782,061

	17,600,000	EUR	6.75% due 4/20/2018	28,307,943

				117,330,331

Norway | 1.5%
			Golden Close Maritime Corp. Ltd.,
	9,751,943	USD	11% due 12/9/2015 (a)	10,263,920

			Stolt-Nielsen Ltd. SA:
	107,500,000	NOK	6.45% due 6/22/2016 (a)(f)	18,918,154

	77,500,000	NOK	6.48% due 3/19/2018 (a)(f)	13,848,993

	62,000,000	NOK	6.7% due 9/4/2019 (a)(f)	11,286,282

				54,317,349

Singapore | 0.4%
			DBS Capital Funding II Corp.,
	7,500,000	SGD	5.75% due 6/15/2018 (g)	6,268,185

			United Overseas Bank Ltd.,
	7,750,000	SGD	4.9% due 7/23/2018 (g)	6,327,140

				12,595,325

Switzerland | 0.3%
	4,400,000	EUR	UBS AG, 7.152% due 12/21/2017 (g)	6,879,982

			UBS Preferred Funding Trust V,
	4,338,000	USD	6.243% due 5/15/2016 (g)	4,641,660

				11,521,642

United Kingdom | 0.5%
			Avanti Communications Group Plc,
	8,128,000	USD	10% due 10/1/2019 (e)	8,696,960

			Inmarsat Finance Plc,
	7,000,000	USD	7.375% due 12/1/2017 (e)	7,297,500

				15,994,460

United States | 0.3%
			Intelsat Luxembourg SA,
	8,622,000	USD	7.75% due 6/1/2021 (e)	9,106,988

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $195,988,815)	220,866,095

See Notes to Financial Statements.	27

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

SOVEREIGN GOVERNMENT BONDS – 6.5%

Singapore | 6.1%
			Government of Singapore:
	106,576,000	SGD	3.625% due 7/1/2014	$85,423,981

	77,839,000	SGD	2.875% due 7/1/2015	63,786,891

	75,564,000	SGD	3.75% due 9/1/2016	64,655,608

				213,866,480

Taiwan | 0.1%
			Government of Taiwan,
	171,000,000	TWD	2% due 7/20/2015	5,719,596

Thailand | 0.3%
			Government of Thailand,
	362,607,000	THB	5.25% due 5/12/2014	11,215,443

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $231,597,501)	230,801,519

	OUNCES
COMMODITIES – 3.1%
	84,889		Gold Bullion (c)	108,934,078

			TOTAL COMMODITIES
			(Cost — $126,995,349)	108,934,078

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 29.1%

Commercial Paper | 29.1%
			Abbott Laboratories:
	16,200,000	USD	0.07% due 4/24/2014 (e)	16,199,275

	10,000,000	USD	0.07% due 4/29/2014 (e)	9,999,456

			American Honda Finance Corp.,
	30,000,000	USD	0.05% due 4/7/2014	29,999,750

			Coca-Cola Enterprises, Inc.:
	10,000,000	USD	0.19% due 4/9/2014 (e)	9,999,578

	15,000,000	USD	0.18% due 4/17/2014 (e)	14,998,800

			Coca-Cola Enterprises, Inc.,
	30,000,000	USD	0.18% due 4/21/2014 (e)	29,997,000

			Consolidated Edison Co. Inc.,
	10,000,000	USD	0.17% due 4/1/2014 (e)	10,000,000

	10,000,000	USD	Danaher Corp., 0.09% due 4/9/2014 (e)	9,999,800

			Devon Energy Corp.:
	5,000,000	USD	0.17% due 4/11/2014 (e)	4,999,764

	4,600,000	USD	0.16% due 4/15/2014 (e)	4,599,714

	20,000,000	USD	0.17% due 4/23/2014 (e)	19,997,922

	3,100,000	USD	0.17% due 4/25/2014 (e)	3,099,649

			Electricité de France SA:
	15,500,000	USD	0.06% due 4/9/2014 (e)	15,499,793

	20,600,000	USD	0.06% due 4/16/2014 (e)	20,599,485

	34,900,000	USD	0.06% due 4/25/2014 (e)	34,898,604

28	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 29.1% (continued)
44,400,000	USD	Google Inc., 0.04% due 4/24/2014 (e)	$44,398,865

		Johnson & Johnson:
16,200,000	USD	0.04% due 4/8/2014 (e)	16,199,874

20,000,000	USD	0.05% due 4/21/2014 (e)	19,999,444

		L’Oréal USA Inc.:
40,000,000	USD	0.06% due 4/28/2014 (e)	39,998,200

16,100,000	USD	0.07% due 5/6/2014 (e)	16,098,904

		Merck & Co. Inc.:
25,800,000	USD	0.06% due 4/23/2014 (e)	25,799,054

25,200,000	USD	0.06% due 4/25/2014 (e)	25,198,992

20,000,000	USD	0.06% due 4/28/2014 (e)	19,999,100

		Nestlé Capital Corp.,
33,000,000	USD	0.04% due 4/24/2014 (e)	32,999,157

		Nestlé Finance International Ltd.:
30,000,000	USD	0.06% due 4/23/2014	29,998,900

30,000,000	USD	0.05% due 4/30/2014	29,998,792

		NetJets Inc.:
6,400,000	USD	0.05% due 4/3/2014 (e)	6,399,982

20,200,000	USD	0.02% due 4/10/2014 (e)	20,199,899

10,000,000	USD	0.05% due 4/10/2014 (e)	9,999,875

32,600,000	USD	0.04% due 4/14/2014 (e)	32,599,529

		Novartis Finance Corp.,
20,000,000	USD	0.04% due 4/1/2014 (e)	20,000,000

		Philip Morris International Inc.,
25,000,000	USD	0.05% due 4/22/2014 (e)	24,999,271

		Procter & Gamble Co.:
19,600,000	USD	0.06% due 4/23/2014 (e)	19,599,281

15,400,000	USD	0.06% due 4/24/2014 (e)	15,399,410

		Roche Holding Inc.:
11,400,000	USD	0.05% due 4/14/2014 (e)	11,399,794

15,000,000	USD	0.06% due 4/15/2014 (e)	14,999,650

10,000,000	USD	0.06% due 4/22/2014 (e)	9,999,650

		Siemens Capital Co., LLC:
30,000,000	USD	0.05% due 4/3/2014 (e)	29,999,917

50,300,000	USD	0.05% due 4/4/2014 (e)	50,299,790

10,600,000	USD	0.06% due 4/28/2014 (e)	10,599,523

		Unilever Capital Corp.:
24,200,000	USD	0.04% due 4/2/2014 (e)	24,199,973

22,800,000	USD	0.04% due 4/10/2014 (e)	22,799,772

		United Parcel Service, Inc.:
10,000,000	USD	0.035% due 4/14/2014 (e)	9,999,874

30,000,000	USD	0.025% due 5/1/2014 (e)	29,999,375

		Wal-Mart Stores, Inc.:
32,600,000	USD	0.05% due 4/8/2014 (e)	32,599,683

50,000,000	USD	0.06% due 4/17/2014 (e)	49,998,667

26,400,000	USD	0.06% due 4/28/2014 (e)	26,398,812

See Notes to Financial Statements.	29

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 29.1% (continued)

		Walt Disney Co.,
18,100,000	USD	0.04% due 4/23/2014 (e)	$18,099,558

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $1,026,169,157)	1,026,169,157

		TOTAL INVESTMENTS — 99.9%
		(Cost — $3,054,654,453)	3,521,992,083

		Other Assets In Excess of Liabilities — 0.1%	4,599,738

		TOTAL NET ASSETS — 100.0%	$3,526,591,821

The IVA International Fund had the following open forward foreign currency contracts at March 31, 2014:

					USD	NET
		SETTLEMENT	LOCAL		VALUE AT	UNREALIZED
FOREIGN		DATES	CURRENCY	USD	MARCH 31,	APPRECIATION/
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2014	(DEPRECIATION)

Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	06/05/2014	AUD 802,000	$710,997	$740,528	$(29,531)

euro	State Street Bank & Trust Co.	06/05/2014	EUR 227,676,000	313,263,980	313,623,135	(359,155)

Japanese yen	State Street Bank & Trust Co.	06/05/2014	JPY 40,308,000,000	397,344,464	390,657,180	6,687,284

South Korean won	State Street Bank & Trust Co.	04/04/2014	KRW 36,948,000,000	34,410,579	34,711,862	(301,283)

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$5,997,315

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NOK	—	Norwegian krone
NV	—	Non-voting
SGD	—	Singapore dollar
THB	—	Thai baht
TWD	—	Taiwan dollar
USD	—	United States dollar

30	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited) March 31, 2014

(a)	Security is deemed illiquid. As of March 31, 2014, the value of these illiquid securities amounted to 9.7% of total net assets.
(b)
Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	MARCH 31,	MARCH 31,	REALIZED	DIVIDEND
SECURITY	2013	ADDITIONS	REDUCTIONS	2014	2014	GAIN/(LOSS)	INCOME*

Clear Media Ltd.	39,557,030	—	—	39,557,030	$36,208,975	—	—

Net 1 U.E.P.S. Technologies Inc.	2,720,423	—	—	2,720,423	27,095,413	—	—

Securidev SA	226,778	—	—	226,778	11,875,107	—	—

Total					$75,179,495	—	—

*	Dividend income is net of withholding taxes.

(c)	Non-income producing investment.
(d)	Floating rate perpetual preferred stock. The rate shown reflects the rate currently in effect. The security has no maturity date. The date shown reflects the next call date.
(e)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(f)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(g)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.	31

Statements of Assets and Liabilities (unaudited)	IVA Funds

March 31, 2014

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:
Non-affiliated investments	$4,568,732,219	$1,970,302,064

Affiliated investments	337,451,510	58,183,232

Short-term investments, at cost	3,421,201,335	1,026,169,157

Foreign currency, at cost	285	157,064

Long-term investments, at fair value:
Non-affiliated investments	$5,983,997,260	$2,420,643,431

Affiliated investments	397,498,103	75,179,495

Short-term investments, at fair value	3,421,203,189	1,026,169,157

Foreign currency, at fair value	287	159,019

Cash	315,101	330,456

Receivable for investments sold	52,995,670	7,009,595

Dividends and interest receivable	40,090,355	16,712,977

Receivable for fund shares sold	11,682,926	5,592,098

Unrealized appreciation on open forward foreign currency contracts	7,293,764	6,298,598

Prepaid expenses	134,382	46,336

Total assets	$9,915,211,037	$3,558,141,162
Liabilities:
Payable for fund shares repurchased	$5,757,722	$26,516,753

Payable for investments purchased	4,197,264	1,183,543

Written options, at value (premiums received: $5,976,952 and $0)	846,850	—

Unrealized depreciation on open forward foreign currency contracts	542,904	301,283

Accrued investment advisory fees	7,500,408	2,705,740

Accrued distribution and service fees	1,739,932	156,741

Accrued expenses and other liabilities	1,614,079	685,281

Total liabilities	22,199,159	31,549,341

Net Assets	$9,893,011,878	$3,526,591,821

Net Assets Consist of:
Par value ($0.001 per share)	$542,449	$200,398

Additional paid-in-capital	8,276,367,243	3,016,503,318

Distributions in excess of net investment income	(23,121,128)	(11,691,784)

Accumulated net realized gain on investments and foreign currency transactions	151,691,671	48,357,245

Unrealized appreciation from investments, written options and foreign currency translation	1,487,531,643	473,222,644

Net Assets	$9,893,011,878	$3,526,591,821

Net Asset Value Per Share:
Class A
Net assets	$2,439,062,250	$404,247,524

Shares outstanding	133,622,624	22,988,519

Net asset value per share	$18.25	$17.58

Maximum offering price per share (with a maximum initial sales charge of 5.00%)	$19.21	$18.51

Class C
Net assets	$1,446,304,117	$83,957,634

Shares outstanding	79,862,183	4,828,422

Net asset value per share	$18.11	$17.39

Class I
Net assets	$6,007,645,511	$3,038,386,663

Shares outstanding	328,964,625	172,580,580

Net asset value per share	$18.26	$17.61

32	See Notes to Financial Statements.

Statements of Operations (unaudited)	IVA Funds

For the Six Months Ended March 31, 2014

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$23,658,596	$7,700,709

Dividends:
Non-affiliated investments	41,906,230	15,869,134

Affiliated investments	1,568,514	—

Less: Foreign taxes withheld	(2,888,150)	(1,855,852)

Total income	64,245,190	21,713,991

Expenses:
Investment advisory fees	42,822,535	15,399,715

Distribution and service fees:
Class A	3,019,189	479,174

Class C	7,043,055	414,589

Trustee fees	136,117	47,999

Other expenses	5,352,631	1,853,608

Total expenses	58,373,527	18,195,085

Net investment income	5,871,663	3,518,906

Net Realized and Change in Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency:
Net realized gain (loss) on:
Investments on:
Non-affiliated investments	236,588,835	69,947,809

Affiliated investments	(1,140,356)	—

Foreign currency transactions	(16,834,743)	(6,279,499)

Net realized gain	218,613,736	63,668,310

Net change in unrealized appreciation (depreciation) from:
Investments from:
Non-affiliated investments	277,879,184	96,028,401

Affiliated investments	52,289,895	7,144,775

Written options	2,875,193	—

Foreign currency translation	26,965,241	16,907,325

Net change in unrealized appreciation	360,009,513	120,080,501

Net realized and change in unrealized gain on investments, written options and foreign currency	578,623,249	183,748,811

Increase in net assets resulting from operations	$584,494,912	$187,267,717

See Notes to Financial Statements.	33

Statements of Changes in Net Assets (unaudited)	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	March 31,	September 30,	March 31,	September 30,
	2014	2013	2014	2013

Operations:
Net investment income	$5,871,663	$65,301,121	$3,518,906	$37,005,737

Net realized gain	218,613,736	335,081,212	63,668,310	120,444,747

Net change in unrealized appreciation	360,009,513	748,304,971	120,080,501	243,749,006

Increase in net assets resulting from operations	584,494,912	1,148,687,304	187,267,717	401,199,490

Distributions to Shareholders:
Net investment income:
Class A	(26,557,492)	(43,202,437)	(8,738,822)	(10,873,855)

Class C	(5,547,003)	(15,835,870)	(1,367,219)	(1,539,440)

Class I	(75,804,297)	(99,833,588)	(75,580,988)	(68,274,470)

Net realized gain on investments:
Class A	(72,619,765)	(24,482,371)	(6,775,326)	(7,046,076)

Class C	(42,834,331)	(14,678,576)	(1,527,789)	(1,354,841)

Class I	(170,582,807)	(50,090,292)	(53,176,210)	(40,660,017)

Decrease in net assets resulting from distributions	(393,945,695)	(248,123,134)	(147,166,354)	(129,748,699)

Capital Share Transactions:
Proceeds from shares sold	964,768,914	1,482,931,105	305,130,632	644,494,005

Reinvestment of distributions	310,875,468	188,114,438	121,149,666	105,046,580

Cost of shares repurchased	(775,699,504)	(2,251,063,484)	(246,017,236)	(482,749,158)

Increase (decrease) in net assets from capital share transactions	499,944,878	(580,017,941)	180,263,062	266,791,427

Increase in net assets	690,494,095	320,546,229	220,364,425	538,242,218

Net Assets:
Beginning of period	$9,202,517,783	$8,881,971,554	$3,306,227,396	$2,767,985,178

End of period	$9,893,011,878	$9,202,517,783	$3,526,591,821	$3,306,227,396

Undistributed (distributions in excess of) net investment income	$(23,121,128)	$78,916,001	$(11,691,784)	$70,476,339

34	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2014		2013	2012	2011	2010	2009

Net asset value, beginning of period	$17.91		$16.18	$15.71	$16.03	$15.00	$12.00

Increase from investment operations:(a)
Net investment income(b)	0.01		0.12	0.18	0.16	0.21	0.34
Net realized and unrealized gain	1.08		2.08	1.26	0.00	1.27	2.70

Increase from investment operations	1.09		2.20	1.44	0.16	1.48	3.04

Decrease from distributions:
Net investment income	(0.20)		(0.30)	(0.12)	(0.06)	(0.10)	(0.04)
Net realized gain on investments	(0.55)		(0.17)	(0.85)	(0.42)	(0.35)	—

Decrease from distributions	(0.75)		(0.47)	(0.97)	(0.48)	(0.45)	(0.04)

Net asset value, end of period	$18.25		$17.91	$16.18	$15.71	$16.03	$15.00

Total return(c)	6.31%		14.02%	9.62%	0.86%	10.16%	25.39%
Ratios to average net assets:
Net operating expenses	1.27	%(d)	1.27%	1.28%	1.29%	1.31%	1.36%
Net investment income	0.08	%(d)	0.72%	1.16%	0.93%	1.41%	2.51%
Supplemental data:
Portfolio turnover rate	7.7%		26.3%	27.9%	50.8%	28.9%	54.8%
Net assets, end of period (000’s)	$2,439,062		$2,378,045	$2,408,396	$2,714,773	$1,931,625	$755,238

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.	35

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2014		2013	2012	2011	2010		2009

Net asset value, beginning of period	$17.71		$16.01	$15.54	$15.92	$14.92		$12.00

Increase from investment operations:(a)
Net investment income (loss)(b)	(0.06)		(0.01)	0.06	0.03	0.10		0.23
Net realized and unrealized gain	1.08		2.07	1.26	0.01	1.25		2.71

Increase from investment operations	1.02		2.06	1.32	0.04	1.35		2.94

Decrease from distributions:
Net investment income	(0.07)		(0.19)	—	—	(0.00	)(c)	(0.02)
Net realized gain on investments	(0.55)		(0.17)	(0.85)	(0.42)	(0.35)		—

Decrease from distributions	(0.62)		(0.36)	(0.85)	(0.42)	(0.35)		(0.02)

Net asset value, end of period	$18.11		$17.71	$16.01	$15.54	$15.92		$14.92

Total return(d)	5.94%		13.13%	8.87%	0.09%	9.26%		24.51%
Ratios to average net assets:
Net operating expenses	2.02	%(e)	2.02%	2.03%	2.04%	2.06%		2.12%
Net investment income (loss)	(0.67	)%(e)	(0.03)%	0.41%	0.18%	0.67%		1.75%
Supplemental data:
Portfolio turnover rate	7.7%		26.3%	27.9%	50.8%	28.9%		54.8%
Net assets, end of period (000’s)	$1,446,304		$1,380,608	$1,469,720	$1,631,750	$1,055,144		$340,393

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(e)	Annualized.

36	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2014		2013	2012	2011	2010	2009

Net asset value, beginning of period	$17.94		$16.21	$15.73	$16.05	$15.02	$12.00

Increase from investment operations:(a)
Net investment income(b)	0.03		0.16	0.23	0.20	0.25	0.37
Net realized and unrealized gain	1.09		2.08	1.26	0.00	1.27	2.69

Increase from investment operations	1.12		2.24	1.49	0.20	1.52	3.06

Decrease from distributions:
Net investment income	(0.25)		(0.34)	(0.16)	(0.10)	(0.14)	(0.04)
Net realized gain on investments	(0.55)		(0.17)	(0.85)	(0.42)	(0.35)	—

Decrease from distributions	(0.80)		(0.51)	(1.01)	(0.52)	(0.49)	(0.04)

Net asset value, end of period	$18.26		$17.94	$16.21	$15.73	$16.05	$15.02

Total return(c)	6.44%		14.28%	9.97%	1.09%	10.40%	25.62%
Ratios to average net assets:
Net operating expenses	1.02	%(d)	1.02%	1.03%	1.04%	1.06%	1.14%
Net investment income	0.34	%(d)	0.97%	1.43%	1.18%	1.65%	2.78%
Supplemental data:
Portfolio turnover rate	7.7%		26.3%	27.9%	50.8%	28.9%	54.8%
Net assets, end of period (000’s)	$6,007,646		$5,443,865	$5,003,855	$4,830,219	$2,877,664	$1,267,395

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.	37

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2014		2013	2012	2011		2010		2009

Net asset value, beginning of period	$17.39		$15.95	$15.56	$15.59		$14.59		$12.00

Increase from investment operations:(a)
Net investment income(b)	0.00		0.16	0.23	0.20		0.17		0.27
Net realized and unrealized gain	0.92		2.00	1.16	0.20		1.25		2.36

Increase from investment operations	0.92		2.16	1.39	0.40		1.42		2.63

Decrease from distributions:
Net investment income	(0.41)		(0.44)	(0.23)	(0.02)		(0.16)		(0.04)
Net realized gain on investments	(0.32)		(0.28)	(0.77)	(0.41)		(0.26)		—

Decrease from distributions	(0.73)		(0.72)	(1.00)	(0.43)		(0.42)		(0.04)

Net asset value, end of period	$17.58		$17.39	$15.95	$15.56		$15.59		$14.59

Total return(c)	5.49%		14.09%	9.53%	2.56	%(d)	9.96	%(d)	21.96	%(d)
Ratios to average net assets:
Net operating expenses	1.26	%(e)	1.26%	1.27%	1.30%		1.39%		1.40	%(f)
Net investment income	0.01	%(e)	0.97%	1.52%	1.19%		1.13%		2.14	%(g)
Supplemental data:
Portfolio turnover rate	11.5%		40.1%	29.9%	54.3%		28.1%		46.6%
Net assets, end of period (000’s)	$404,248		$377,043	$409,163	$371,560		$240,245		$104,420

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.
(f)
Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.55% for the year ended September 30, 2009.

(g)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 1.99% for the year ended September 30, 2009.

38	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2014		2013	2012	2011		2010		2009

Net asset value, beginning of period	$17.14		$15.74	$15.35	$15.48		$14.51		$12.00

Increase from investment operations:(a)
Net investment income (loss)(b)	(0.06)		0.04	0.11	0.07		0.06		0.17
Net realized and unrealized gain	0.92		1.96	1.15	0.21		1.23		2.36

Increase from investment operations	0.86		2.00	1.26	0.28		1.29		2.53

Decrease from distributions:
Net investment income	(0.29)		(0.32)	(0.10)	—		(0.06)		(0.02)
Net realized gain on investments	(0.32)		(0.28)	(0.77)	(0.41)		(0.26)		—

Decrease from distributions	(0.61)		(0.60)	(0.87)	(0.41)		(0.32)		(0.02)

Net asset value, end of period	$17.39		$17.14	$15.74	$15.35		$15.48		$14.51

Total return(c)	5.14%		13.18%	8.76%	1.76	%(d)	9.05	%(d)	21.10	%(d)
Ratios to average net assets:
Net operating expenses	2.01	%(e)	2.01%	2.02%	2.06%		2.15	%(f)	2.15	%(f)
Net investment income (loss)	(0.75)	%(e)	0.26%	0.74%	0.42%		0.41	%(g)	1.38	%(g)
Supplemental data:
Portfolio turnover rate	11.5%		40.1%	29.9%	54.3%		28.1%		46.6%
Net assets, end of period (000’s)	$83,958		$81,804	$77,882	$79,196		$55,824		$19,028

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.
(f)
Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 2.17% and 2.49% for the years ended September 30, 2010 and 2009, respectively.

(g)
The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 0.38% and 1.04% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.	39

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2014		2013	2012	2011		2010		2009

Net asset value, beginning of period	$17.43		$15.99	$15.60	$15.62		$14.62		$12.00

Increase from investment operations:(a)
Net investment income(b)	0.02		0.21	0.27	0.24		0.21		0.31
Net realized and unrealized gain	0.94		1.99	1.16	0.21		1.24		2.35

Increase from investment operations	0.96		2.20	1.43	0.45		1.45		2.66

Decrease from distributions:
Net investment income	(0.46)		(0.48)	(0.27)	(0.06)		(0.19)		(0.04)
Net realized gain on investments	(0.32)		(0.28)	(0.77)	(0.41)		(0.26)		—

Decrease from distributions	(0.78)		(0.76)	(1.04)	(0.47)		(0.45)		(0.04)

Net asset value, end of period	$17.61		$17.43	$15.99	$15.60		$15.62		$14.62

Total return(c)	5.68%		14.34%	9.81%	2.86	%(d)	10.19	%(d)	22.28	%(d)
Ratios to average net assets:
Net operating expenses	1.01	%(e)	1.01%	1.02%	1.05%		1.13%		1.15	%(f)
Net investment income	0.26	%(e)	1.31%	1.79%	1.45%		1.44%		2.41	%(g)
Supplemental data:
Portfolio turnover rate	11.5%		40.1%	29.9%	54.3%		28.1%		46.6%
Net assets, end of period (000’s)	$3,038,387		$2,847,380	$2,280,940	$1,813,032		$1,067,427		$360,075

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.
(f)
Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.28% for the year ended September 30, 2009.

(g)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 2.28% for the year ended September 30, 2009.

40	See Notes to Financial Statements.

Notes to Financial Statements (unaudited)	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Exchange-traded options are generally valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. Exchange traded options may also be valued at the mean of the bid and asked quotations on an exchange at closing. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments having a maturity of 60 days or less as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the OTC market in the U.S. or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be

41

Notes to Financial Statements (unaudited)	IVA Funds

determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820-10-65 (“ASC 820-10-65”), Fair Value Measurements and Disclosures and Accounting Standards Update No. 2011-04, Fair Value Measurement and Disclosures - Amendments to Achieve Common Fair Value Measurement Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (ASU 2011 – 04). ASC 820-10-65 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and requires additional disclosure about fair value. ASU 2011-04 provides for the disclosure of any transfers between Level 1, Level 2 and Level 3 investments. The hierarchy of inputs is summarized below:

•	Level 1 –	quoted prices in active markets for identical investments

•	Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$2,580,664,738	—	—	$2,580,664,738
United States	2,359,339,593	—	—	2,359,339,593
Preferred stocks	114,839,158	—	—	114,839,158
Convertible preferred stocks	35,243,956	—	—	35,243,956
Corporate notes & bonds	9,427,120	$633,018,908	—	642,446,028
Sovereign government bonds	—	350,258,239	—	350,258,239
Commodities	298,703,651	—	—	298,703,651
Short-term investments	—	3,421,203,189	—	3,421,203,189
Unrealized appreciation on open forward
foreign currency contracts	—	7,293,764	—	7,293,764

Total assets	$5,398,218,216	$4,411,774,100	—	$9,809,992,316

LIABILITIES

Unrealized depreciation on open forward
foreign currency contracts	—	$(542,904)	—	$(542,904)
Written put options	$(846,850)	—	—	(846,850)

Total liabilities	$(846,850)	$(542,904)	—	$(1,389,754)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2014, the Worldwide Fund had transfers of $9,427,120 from Level 2 to Level 1 as a result of the Fund using a last sale price. For the six months ended March 31, 2014 and the year ended September 30, 2013, there were no Level 3 assets or liabilities held in the Worldwide Fund.

42

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$1,915,904,339	$18,544,677	—	$1,934,449,016
Preferred stocks	772,218	—	—	772,218
Corporate notes & bonds	—	220,866,095	—	220,866,095
Sovereign government bonds	—	230,801,519	—	230,801,519
Commodities	108,934,078	—	—	108,934,078
Short-term investments	—	1,026,169,157	—	1,026,169,157
Unrealized appreciation on open
forward foreign currency contracts	—	6,298,598	—	6,298,598

Total assets	$2,025,610,635	$1,502,680,046	—	$3,528,290,681

LIABILITIES

Unrealized depreciation on open forward
foreign currency contracts	—	$(301,283)	—	$(301,283)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2014, the International Fund had transfers of $18,544,677 from Level 1 to Level 2 as a result of significant market movements between the time at which foreign markets closed and the International Fund valued its securities as well as the use of quoted prices in the absence of last sales prices. In addition, the International Fund had transfers of $269,788 from Level 2 to Level 1 as a result of the Fund using last sales prices. For the six months ended March 31, 2014 and the year ended September 30, 2013, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

43

Notes to Financial Statements (unaudited)	IVA Funds

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

The Funds adhere to the provisions of the FASB Accounting Standards Codification 740-10 (“ASC 740-10”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (current, 2012, 2011 and 2010) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the six months ended March 31, 2014, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes incurred for the period ending March 31, 2014 can be found in the Statements of Operations. For the period ending March 31, 2014, the Funds had not paid any foreign capital gains taxes.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Options Transactions. During the six months ended March 31, 2014, the Worldwide Fund had written covered puts on equity securities. Each Fund may write call options to seek to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

44

Notes to Financial Statements (unaudited)	IVA Funds

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the six months ended March 31, 2014 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the six months ended March 31, 2014 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the six months ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide	International
	Fund	Fund

Purchases	$495,503,210	$279,432,005

Sales	$1,004,409,584	$325,882,238

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is as of March 31, 2014.

	Worldwide	International
	Fund	Fund

Cost basis of investments	$8,327,385,064	$3,054,654,453

Gross unrealized appreciation	$1,574,642,262	$514,336,923

Gross unrealized depreciation	(99,328,774)	(46,999,293)

Net unrealized appreciation	$1,475,313,488	$467,337,630

For the six months ended March 31, 2014, written options transactions for the Worldwide Fund were as follows:

	Number of Contracts	Premiums

Written Options, outstanding September 30, 2013	(749)	$(5,976,952)
Options written	—	—
Options exercised	—	—
Options expired	—	—

Written Options, outstanding March 31, 2014	(749)	$(5,976,952)

45

Notes to Financial Statements (unaudited)	IVA Funds

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the six months ended March 31, 2014, these instruments included written put options and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the six months ended March 31, 2014, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Options transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. Price fluctuation on underlying equity or debt securities and on market indices may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity or debt security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds’ custodian. Pledged cash collateral is subject to counterparty risk at the Funds’ custodian.

The Funds adhere to FASB Accounting Standards Codification 815-10-50 (“ASC 815-10-50”), Derivative Instruments and Hedging Activities. ASC 815-10-50 requires enhanced disclosure about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial positions, performance and cash flow.

The following summary for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at March 31, 2014.

Worldwide Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$7,293,764

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	(542,904)

Equity	Written options	(846,850)

Total		$5,904,010

International Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$6,298,598

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	(301,283)

Total		$5,997,315

46

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the six months ended March 31, 2014.

Worldwide Fund

			Change in
			Unrealized
		Realized	Appreciation/
Risk-Type Category	Derivative Instrument	Loss	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$(16,971,314)	$26,822,353

Equity	Written options	—	2,875,193

Total		$(16,971,314)	$29,697,546

International Fund

			Change in
			Unrealized
		Realized	Appreciation/
Risk-Type Category	Derivative Instrument	Loss	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$(6,091,024)	$16,866,461

During the six months ended March 31, 2014, the Worldwide Fund had average notional values of $979,850,861 and $32,629,000 on open forward foreign currency contracts to sell and written options, respectively.

During the six months ended March 31, 2014, the International Fund had average notional values of $629,946,071 on open forward foreign currency contracts to sell.

The Funds adhere to Accounting Standards Update No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), and subsequently Accounting Standards Update 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2011-11 and ASU 2013-01 require the Funds to present in tabular format the effects of any netting of derivatives within the Statements of Assets and Liabilities. The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable Master Netting Agreement with such counterparty. A Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. At March 31, 2014, the Funds elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund

Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ 7,884,316	$ (590,552)	—	$ 7,293,764

Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ (542,904)	—	—	$ (542,904)

47

Notes to Financial Statements (unaudited)	IVA Funds

International Fund

Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ 6,687,284	$ (388,686)	—	$ 6,298,598

Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ (301,283)	—	—	$ (301,283)

Note 5 – Shares of Beneficial Interest

At March 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of each Fund were as follows:

Worldwide Fund

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013

	Shares	Amount	Shares	Amount

Class A
Shares sold	11,251,822	$202,154,244	18,413,860	$310,105,285
Shares reinvested	4,953,343	86,435,856	3,463,152	54,925,601
Shares repurchased	(15,337,505)	(276,391,397)	(37,967,036)	(632,874,677)

Net Increase (Decrease)	867,660	$12,198,703	(16,090,024)	$(267,843,791)

Class C
Shares sold	4,155,263	$73,832,672	4,319,841	$71,921,490
Shares reinvested	1,910,009	33,138,649	1,249,500	19,704,615
Shares repurchased	(4,139,865)	(73,968,453)	(19,450,429)	(319,036,601)

Net Increase (Decrease)	1,925,407	$33,002,868	(13,881,088)	$(227,410,496)

Class I
Shares sold	38,260,949	$688,781,998	65,641,694	$1,100,904,330
Shares reinvested	10,962,806	191,300,963	7,159,888	113,484,222
Shares repurchased	(23,669,936)	(425,339,654)	(78,164,919)	(1,299,152,206)

Net Increase (Decrease)	25,553,819	$454,743,307	(5,363,337)	$(84,763,654)

48

Notes to Financial Statements (unaudited)	IVA Funds

International Fund

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013

	Shares	Amount	Shares	Amount

Class A
Shares sold	3,038,956	$52,059,332	3,506,749	$57,103,069
Shares reinvested	787,171	13,334,672	1,008,489	15,641,658
Shares repurchased	(2,518,204)	(43,985,923)	(8,480,066)	(138,134,135)

Net Increase (Decrease)	1,307,923	$21,408,081	(3,964,828)	$(65,389,408)

Class C
Shares sold	282,504	$4,856,114	423,358	$6,803,977
Shares reinvested	135,252	2,269,527	143,204	2,202,481
Shares repurchased	(361,265)	(6,219,333)	(743,382)	(11,968,860)

Net Increase (Decrease)	56,491	$906,308	(176,820)	$(2,962,402)

Class I
Shares sold	14,214,326	$248,215,186	35,416,832	$580,586,959
Shares reinvested	6,230,547	105,545,467	5,622,337	87,202,441
Shares repurchased	(11,209,814)	(195,811,980)	(20,345,539)	(332,646,163)

Net Increase	9,235,059	$157,948,673	20,693,630	$335,143,237

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

49

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)
Number of
Portfolios
		Term of		in the Fund
	Position(s)	Office(b) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Adele R. Wailand	Trustee and	since 2008	Corporate Secretary,	2	None.
(1949)	Chair of the		Case, Pomeroy &
	Board		Company, Inc.
(“Case, Pomeroy”)
(real estate and
investments); Vice
President & General
Counsel, Case, Pomeroy
(prior to 2011).

Manu Bammi	Trustee	since 2008	Founder and Chief	2	None.
(1962)			Executive Officer,
SmartAnalyst, Inc.
(provider of research
and analytics and
decision support
to businesses).

Ronald S. Gutstein	Trustee	since 2008	Institutional Trader	2	None.
(1971)			and Market Maker,
Access Securities
(an institutional
broker-dealer).

William M. Rose	Trustee	since 2013	Member, Investment	2	Director, Ocean
(1945)			Advisory Committee,		Training
			CYMI, Inc. (family		Governance
			office) (since 2011);		Foundation
			President/ Chief		(since 2013)
			Investment Officer/		(a Canadian
			Strategist, Okabena		not-for profit
			Investment Services		organization
			(registered investment		based in
			advisor) (2006-2011).		Halifax, NS).

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board.

50

Trustees and Officers (unaudited)	IVA Funds

Interested Trustees
Number of
Portfolios
		Term of		in the Fund
	Position(s)	Office(a) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010); CEO and Research Analyst, the Adviser (2007-2010).	2	None.

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Term of
Office and
	Position(s)	Length of
	Held with	Time
Name (Birth Year) and Address(a)	the Trust	Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Director of Fund Operations and Information Technology Manager, the Adviser (since 2014); Fund Operations Manager, the Adviser (from 2009 to 2014); Director, Morgan Stanley (from 2007 to 2009).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

51

Additional Information (unaudited)	IVA Funds

Proxy Voting.  Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings.  The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds.  Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

52

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2014 (a)
	Actual			Annualized	Expenses
	Total	Beginning	Ending	Expense	Paid During
	Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	6.31%	$1,000.00	$1,063.10	1.27%	$6.53
Class C	5.94%	1,000.00	1,059.40	2.02%	10.37
Class I	6.44%	1,000.00	1,064.40	1.02%	5.25
International Fund
Class A	5.49%	$1,000.00	$1,054.90	1.26%	$6.46
Class C	5.14%	1,000.00	1,051.40	2.01%	10.28
Class I	5.68%	1,000.00	1,056.80	1.01%	5.18

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2014
	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
	Total Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.60	1.27%	$6.39
Class C	5.00%	1,000.00	1,014.86	2.02%	10.15
Class I	5.00%	1,000.00	1,019.85	1.02%	5.14
International Fund
Class A	5.00%	$1,000.00	$1,018.65	1.26%	$6.34
Class C	5.00%	1,000.00	1,014.91	2.01%	10.10
Class I	5.00%	1,000.00	1,019.90	1.01%	5.09

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year, then divided by 365.

53

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) The schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:
Michael W. Malafronte
President and Chief Executive Officer

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
Michael W. Malafronte
President and Chief Executive Officer

Date:	May 30, 2014

By:
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	May 30, 2014